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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):December 18, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under an Indenture, dated as of December 19, 2003, providing for, inter alia, the issuance of Asset-Backed Notes, Series 2003-6)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                333-110474             33-0852169
           --------                ----------             ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                            92612
------------------                                            -----
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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                                       -2-


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     3.1 Amended and Restated Trust Agreement, dated as of December 19, 2003, among New Century
                                              Mortgage Securities, Inc., as
                                              Depositor, Wilmington Trust
                                              Company, as Owner Trustee and
                                              Deutsche Bank National Trust
                                              Company, as Certificate Registrar
                                              and Certificate Paying Agent,
                                              Asset-Backed Notes, Series 2003-6.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     4.1 Indenture dated as of December 19, 2003, between New Century Home Equity Loan Trust 2003-6, as
                                              Issuer and Deutsche Bank National
                                              Trust Company, as Indenture
                                              Trustee, Asset-Backed Notes,
                                              Series 2003-6.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     99.1 Servicing Agreement, dated as of December 19, 2003, among New
                                              Century Mortgage Corporation, as
                                              Master Servicer, New Century Home
                                              Equity Loan Trust 2003-6, as
                                              Issuer and Deutsche Bank National
                                              Trust Company, as Indenture
                                              Trustee, Asset-Backed Notes,
                                              Series 2003-6.










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                                       -3-




SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2004

                                            NEW CENTURY MORTGAGE SECURITIES INC.

                                            By:  /s/ Kevin Cloyd
                                                 -------------------------------
                                            Name:    Kevin Cloyd
                                            Title:   Executive Vice President













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                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
3.1                            Amended and Restated Trust Agreement, dated as of December 19,
                               2003, among New Century Mortgage Securities, Inc., as Depositor,
                               Wilmington Trust Company, as Owner Trustee and Deutsche Bank
                               National Trust Company, as Certificate Registrar and Certificate Paying
                               Agent, Asset-Backed Notes, Series 2003-6.

4.1                            Indenture dated as of December 19, 2003, between New Century Home
                               Equity Loan Trust 2003-6, as Issuer and Deutsche Bank National Trust
                               Company, as Indenture Trustee, Asset-Backed Notes, Series 2003-6.

99.1                           Servicing Agreement, dated as of December 19, 2003, among New Century
                               Mortgage Corporation, as Master Servicer, New Century Home Equity Loan
                               Trust 2003-6, as Issuer and Deutsche Bank National Trust Company, as
                               Indenture Trustee, Asset-Backed Notes, Series 2003-6.